Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HealthEquity, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HEALTHEQUITY, INC.
15 W. Scenic Pointe Dr., Ste. 100
Draper, UT 84020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Mountain Time on Wednesday, June 24, 2015

Dear Stockholder:

        You are cordially invited to attend the 2015 annual meeting of stockholders (the "Annual Meeting") of HealthEquity, Inc., a Delaware corporation ("we," "us," "HealthEquity" or the "Company"). The Annual Meeting will be held on Wednesday, June 24, 2015 at 10:00 a.m. Mountain Time, at our headquarters, located at 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, for the following purposes, as more fully described in the accompanying proxy statement:

          1.     To elect eight directors to serve until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified;

          2.     To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016; and

          3.     To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        Our board of directors has fixed the close of business on April 27, 2015 as the record date for the Annual Meeting. Only stockholders of record on April 27, 2015 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

        On or about May 12, 2015, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy statement and our annual report. The Notice provides instructions on how to vote via the Internet or by telephone and includes instructions on how to receive a paper copy of our proxy materials by mail. The accompanying proxy statement and our annual report can be accessed directly at the Internet address listed on the Notice.

        YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

        Thank you for your continued support of HealthEquity.

By order of the Board of Directors,
Jon Kessler President and Chief Executive Officer and member of the Board of Directors

Draper, Utah
May 12, 2015

OTHER MATTERS	41
Section 16(a) Beneficial Ownership Reporting Compliance	41
Available Information	41
Company Website	41

HEALTHEQUITY, INC.

PROXY STATEMENT
FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 10:00 a.m. Mountain Time on Wednesday, June 24, 2015

        This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at our 2015 annual meeting of stockholders (the "Annual Meeting"), and any postponements, adjournments or continuations thereof. The Annual Meeting will be held on Wednesday, June 24, 2015 at 10:00 a.m. Mountain Time, at our headquarters, located at 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020. The Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 12, 2015 to all stockholders entitled to receive notice of and to vote at the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

        The information provided in the "question and answer" format below addresses certain frequently asked questions but is not intended to be a summary of all matters contained in this proxy statement. Please read the entire proxy statement carefully before voting your shares.

What matters am I voting on?

        You will be voting on:

  •
  the election of eight directors to hold office until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified;

  •
  a proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016; and

  •
  any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

How does our board of directors recommend that I vote?

        Our board of directors recommends that you vote:

  •
  FOR the election of each of the eight directors nominated by our board of directors and named in this proxy statement as directors to serve for a one-year term; and

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016.

Will there be any other items of business on the agenda?

        If any other items of business or other matters are properly brought before the Annual Meeting, your proxy gives discretionary authority to the persons named on the proxy card with respect to those items of business or other matters. The persons named on the proxy card intend to vote the proxy in accordance with their best judgment. Our board of directors does not intend to bring any other matters to be voted on at the Annual Meeting, and at the date of this proxy statement we are not aware of any matters that may be properly presented by others for consideration at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

        Holders of our common stock at the close of business on April 27, 2015, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 55,299,523 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Is there a list of stockholders entitled to vote at the Annual Meeting?

        The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 4:45 p.m. Mountain Time, at our principal executive offices at 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, by contacting the Corporate Secretary of HealthEquity.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record: Shares Registered in Your Name.    If, at the close of business on the Record Date, your shares were registered directly in your name with American Stock Transfer & Trust Company, LLC, our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If, at the close of business on the Record Date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in "street name." As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions your broker, bank or other nominee provides. If you do not provide your broker, bank or other nominee with instructions on how to vote your shares, your broker, bank or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. Please see "What if I do not specify how my shares are to be voted?" for additional information.

Do I have to do anything in advance if I plan to attend the Annual Meeting in person?

        Stockholder of Record: Shares Registered in Your Name.    If you were a stockholder of record at the close of business on the Record Date, you do not need to do anything in advance to attend and/or vote your shares in person at the Annual Meeting, but you will need to present government-issued photo identification for entrance to the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you were a beneficial owner at the close of business on the Record Date, you may not vote your shares in person at the Annual Meeting unless you obtain a "legal proxy" from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the Annual Meeting even if you do not have a legal proxy. For entrance to the Annual Meeting, you will need to provide proof of beneficial ownership as of the Record Date, such as the notice or voting instructions you received from your broker, bank or other nominee or a brokerage statement reflecting your ownership of shares as of the Record Date, and present government-issued photo identification.

        Please note that no cameras, recording equipment, large bags, briefcases or packages will be permitted in the Annual Meeting.

How do I vote and what are the voting deadlines?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you can vote in one of the following ways:

  •
  You may vote via the Internet or by telephone.  To vote via the Internet or by telephone, follow the instructions provided in the Notice of Internet Availability of Proxy Materials. If you vote via the Internet or by telephone, you do not need to return a proxy card by mail. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern Time on June 23, 2015. Alternatively, you may request a printed proxy card by telephone at (888) 776-9962 (or (718) 921-8562 for international callers), over the Internet at http://www.amstock.com/proxyservices/requestmaterials.asp, or by email at info@amstock.com, and then follow the instructions under the heading "You may vote by mail" immediately below.

  •
  You may vote by mail.  If you have received printed proxy materials by mail and would like to vote by mail, you need to complete, date and sign the proxy card that accompanies this proxy statement and promptly mail it to the tabulation agent in the enclosed postage-paid envelope so that it is received no later than June 23, 2015. You do not need to put a stamp on the enclosed envelope if you mail it from within the United States. The persons named in the proxy card will vote the shares you own in accordance with your instructions on the proxy card you mail. If you return the proxy card, but do not give any instructions on a particular matter to be voted on at the Annual Meeting, the persons named in the proxy card will vote the shares you own in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote FOR the election of each of the eight directors nominated by our board of directors and named in this proxy statement as directors to serve for a one-year term and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016.

  •
  You may vote in person.  If you plan to attend the Annual Meeting, you may vote by delivering your completed proxy card in person or by completing and submitting a ballot, which will be provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions by mail, telephone or the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are the beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee how to vote your shares. The availability of Internet and telephone voting options will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

What happens if I decide to attend the Annual Meeting, but I have already voted or submitted a proxy covering my shares?

        You may still attend the Annual Meeting. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy.

Can I change my vote or revoke my proxy?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record, you may revoke your proxy or change your proxy instructions at any time before your proxy is voted at the Annual Meeting by:

  •
  entering a new vote by Internet or telephone;

  •
  signing and returning a new proxy card with a later date;

  •
  delivering a written revocation to our Corporate Secretary at HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, by 11:59 p.m. Eastern Time on June 23, 2015; or

  •
  attending the Annual Meeting and voting in person.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

        Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

        Stockholder of Record: Shares Registered in Your Name.    If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

  •
  FOR the election of each of the eight directors nominated by our board of directors and named in this proxy statement as directors to serve for a one-year term (Proposal No. 1);

  •
  FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016 (Proposal No. 2); and

  •
  In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

        Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee.    If you are a beneficial owner and you do not provide your broker, bank or other nominee that holds your shares with voting instructions, then your broker, bank or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors) is a non-routine matter, while Proposal No. 2 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, which would result in a "broker non-vote," but may, in its discretion, vote your shares with respect to Proposal No. 2. For additional information regarding broker non-votes, see "What are the effects of abstentions and broker non-votes?" below.

What is a quorum?

        A quorum is the minimum number of shares required to be present at the Annual Meeting for the meeting to be properly held under our by-laws and Delaware law. The presence, in person or by proxy, of the holders of record of a majority of the shares of common stock issued and outstanding and entitled to vote thereat constitutes a quorum for the transaction of business at the Annual Meeting. As noted above, as of the Record Date, there were a total of 55,299,523 shares of common stock issued and outstanding, which means that 27,649,762 shares of common stock must be represented in person or by proxy at the Annual Meeting to have a quorum. If there is no quorum, the chairman of the meeting or, if the chairman of the meeting so elects, the holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, if any, date, or time.

What are the effects of abstentions and broker non-votes?

        An abstention represents a stockholder's affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers' shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (e.g., Proposal No. 2). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

        A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

How many votes are needed for approval of each proposal?

        Assuming there is a proper quorum of shares represented at the Annual Meeting, the voting requirements for approval of the proposals at the Annual Meeting are as follows:

  •
  Proposal No. 1:  The election of directors requires a plurality of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. This means that the eight nominees who receive the most FOR votes will be elected. You may (i) vote FOR all nominees, (ii) WITHHOLD your vote as to all nominees or (iii) vote FOR all nominees except for those specific nominees from whom you WITHHOLD your vote. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee's favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal.

  •
  Proposal No. 2:  The ratification of the appointment of PricewaterhouseCoopers LLP requires an affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, the abstention will have the same effect as a vote AGAINST the proposal.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

        Our board of directors is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

        If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

        In accordance with the rules of the Securities and Exchange Commission, or the SEC, we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice or by contacting our Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020; (801) 727-1000. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of delivery of proxy materials in printed form.

What does it mean if I received more than one Notice?

        If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within HealthEquity or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Will members of the board of directors attend the Annual Meeting?

        We encourage, but do not require, our board members to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

How can I find out the results of the voting at the Annual Meeting?

        Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

How can I submit a recommendation of a director candidate for the 2016 annual meeting of stockholders?

        Stockholders who wish to submit director candidates for consideration by the Nominating and Corporate Governance Committee for election at our 2016 annual meeting of stockholders may do so by submitting in writing such candidates' names, in compliance with the procedures and along with the other information required by the Nominating and Corporate Governance Committee's Policies and Procedures for Director Candidates, to the Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020.

How can I submit a stockholder proposal at the 2016 annual meeting of stockholders?

        Stockholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2016 annual meeting of stockholders must submit their proposals by contacting the Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020; (801) 727-1000. Proposals must be received on or before January 13, 2016. In addition, all stockholder proposals requested to be included in the Company's proxy statement and proxy card must also comply with the requirements set forth in the federal securities laws, including Rule 14a-8, in order to be included in the Company's proxy statement and proxy card for the 2016 annual meeting of stockholders.

        In addition, the Company's by-laws establish an advance notice procedure with regard to certain matters, including nominations of persons for election as directors, to be brought before an annual meeting of stockholders. In accordance with our by-laws, for a matter not included in our proxy materials to be properly brought before the 2016 annual meeting of stockholders, a stockholder's notice of the matter that the stockholder wishes to present must be delivered to the Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, not less than 90 nor more than 120 days prior to the first anniversary of the Annual Meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our by-laws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than February 25, 2016, and no later than March 26, 2016. If the date of the 2016 annual meeting of stockholders is more than 30 days earlier or later than the anniversary date of the Annual Meeting, notice must be received not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Copies of the Company's by-laws may be obtained free of charge by contacting the Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020; (801) 727-1000.

What is "householding"?

        The Company will adopt a procedure called "householding," which has been approved by the SEC. Under this procedure, registered stockholders who have the same address and last name and do not receive proxy materials electronically will receive a single Notice or set of proxy materials, unless one or more of these stockholders notifies the Company that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.

        If you participate in householding and wish to receive a separate Notice or set of proxy materials, or if you wish to receive separate copies of future Notices, annual reports and proxy statements, please call (800) 937-5449 (or (718) 921-8562 for international callers) or write to: American Stock Transfer & Trust Company, LLC, Attn: Shareholder Services, 6201 - 15th Avenue, Brooklyn, NY 11219. The Company will deliver the requested documents to you promptly upon your request.

        Registered stockholders who share the same address, currently receive multiple copies of proxy materials, and who wish to receive only one copy of these materials per household in the future may contact American Stock Transfer & Trust Company, LLC at the address or telephone number listed above. Street name stockholders should contact their broker or other nominee to request information about householding.

How do I revoke my consent to the householding program?

        Registered stockholders who share an address and last name with one or more other holders of record and who wish to continue to receive separate annual reports, proxy statements and other disclosure documents may revoke their consent by contacting American Stock Transfer & Trust Company, LLC, Shareholders Services Department, telephone (800) 937-5449. Registered stockholders may also revoke their consent by contacting the Company's householding agent by email at info@amstock.com. These stockholders will be removed from the householding program within 30 days of receipt of the revocation of consent.

        A number of brokerage firms have instituted householding. Beneficial owners should contact their broker or other nominee to request information about householding.

JOBS Act Explanatory Note

        We are an "emerging growth company" under applicable U.S. federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a "smaller reporting company," as that term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on a non-binding advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of: (i) the last day of the fiscal year in which we have total annual gross revenue of $1 billion or more; (ii) January 31, 2020; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a "large accelerated filer" under the rules of the Securities and Exchange Commission.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

Householding Notice

        The SEC has adopted rules that allow us to deliver a single annual report, proxy statement, proxy statement combined with a prospectus or any information statement to any household at which two or more stockholders reside who share the same last name or whom we believe to be members of the same family. This procedure is referred to as "householding."

        If you share the same last name and address with one or more stockholders, from now on, unless we receive contrary instructions from you (or from one of these other stockholders), you and all other stockholders who have your last name and live at the same home address will receive only one copy of any of our Annual Report on Form 10-K, proxy statement for our annual meeting of stockholders, any proxy statement we file and deliver in connection with any other meeting of stockholders, any proxy statement combined with a prospectus or any information statement. We will include with the householded materials for our annual meetings, or any other stockholders' meeting, a separate proxy card and Notice for each registered stockholder who shares your last name and lives at your home address.

        If you object to householding or wish to revoke householding in the future, in order to receive individual copies of these documents, you may contact American Stock Transfer & Trust Company, LLC, Shareholders Services Department, telephone (800) 937-5449. Registered stockholders may also revoke their consent by contacting the Company's householding agent by email at info@amstock.com. You can call the same number or write to the same address if you participate in householding but wish to receive a separate copy of these documents or to request householding if stockholders are receiving multiple copies of the annual report, proxy statement or information statement. You may opt out of householding at any time prior to 30 days before the mailing of proxy materials each year, which you can measure by reference to the date 30 days before the mailing date of the proxy statement for the prior year's annual meeting of stockholders. If you would like to opt out of householding for any other stockholders' meeting that might be scheduled during a given calendar year, we will issue a press release notifying stockholders of the actual deadline for opting out of householding via either of the methods just described. If we do not hear from you, you will be deemed to have consented to the delivery of only one set of these documents to your household. We intend to household indefinitely, and your consent will be perpetual unless you revoke it. If you revoke your consent, we will begin sending you individual copies of these documents within 30 days after we receive your revocation notice.

        Your participation in this program is encouraged. It will reduce the volume of duplicate information received at your household as well as the cost to us of preparing and mailing duplicate materials. In addition, we have been notified that certain intermediaries, i.e. brokers or banks, will household proxy materials. Beneficial owners can request information about householding from their banks, brokers or other holders of record.

 BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

        Our business affairs are managed under the direction of our board of directors, which is currently composed of eight members serving one-year terms. Six of our directors are independent within the meaning of the independent director requirements of the NASDAQ Stock Market, or NASDAQ. At each annual meeting of stockholders, directors will be elected for a one-year term to succeed the same directors whose term is then expiring.

        The following table sets forth the names, ages as of May 12, 2015, and certain other information for each of the directors with terms expiring at the Annual Meeting (who are also nominees for election as a director at the Annual Meeting):

Name	Age	Audit Committee Member		Compensation Committee Member		Nominating and Corporate Governance Committee Member
Jon Kessler	47
Stephen D. Neeleman, M.D.	47
Frank A. Corvino	66			X
Evelyn Dilsaver	60	X	*
Michael O. Leavitt	64	X
Frank T. Medici	51			X	*	X
Manu Rana	44			X		X
Ian Sacks	44	X				X	*

*
Chair

Nominees for Director

        Jon Kessler has served as our President and Chief Executive Officer since February 2014 and as a director since March 2009. From March 2009 through January 2014, he served as our Executive Chairman. Mr. Kessler has also served as the Chairman of Healthcharge Inc. since 2008. Prior to joining HealthEquity, Mr. Kessler founded WageWorks, Inc. (NYSE: WAGE), a provider of tax-advantaged programs for consumer-centric health, commuter and other employee spending account benefits, serving as Chief Executive Officer of that company from 2000 to 2004, Executive Chairman in 2005, and Chief Executive Officer from 2006 to 2007. Prior to founding WageWorks, Inc., Mr. Kessler was a benefits taxation specialist at Arthur Andersen, LLP and, prior to that, he was a senior economist in Washington, D.C. specializing in employee benefits and environmental taxation during the Clinton and Bush (Sr.) administrations. Mr. Kessler holds a B.A. from George Washington University in International Affairs and an M.P.P. from Harvard University's John F. Kennedy School of Government. The board of directors believes that Mr. Kessler's experience in the tax-advantaged consumer-benefits industry, his background as a chief executive officer, and his training as a tax specialist qualify him to serve on our board of directors.

        Stephen D. Neeleman, M.D. founded HealthEquity in 2002 and has served as our Vice Chairman since February 2014, having previously served as our President and Chief Executive Officer from November 2002 through January 2014 and as a director since November 2002. Dr. Neeleman is a board certified general surgeon and practiced for Intermountain Healthcare at American Fork Hospital in Utah from November 2009 to December 2014. Dr. Neeleman is the co-author of The Complete HSA Guidebook—How to Make Health Savings Accounts Work for You and a contributor to Dr. Clayton M. Christensen's The Innovator's Prescription—A Disruptive Solution for Health Care. While on faculty at the University of Arizona Department of Surgery, Dr. Neeleman lobbied the U.S. Congress for the initial passage of health savings accounts, or HSAs. Prior to attending medical school, Dr. Neeleman worked as a senior manager for Morris Air (later acquired by Southwest Airlines). He serves on the

America's Health Insurance Plans' HSA Leadership Council. Dr. Neeleman holds a B.A. from Utah State University and an M.D. from the University of Utah, and completed his surgical residency at the University of Arizona. The board of directors believes that Dr. Neeleman's experience in the healthcare industry as a medical doctor, his expertise in the history, development and administration of HSAs, and his extensive knowledge of our company as its founder qualify him to serve on our board of directors.

        Frank A. Corvino has served as a member of our board of directors since July 2014. Mr. Corvino has served as Chairman of the Greenwich Hospital Foundation in Greenwich, Connecticut since January 2015 and also has been President of Corvino & Corvino, a consulting firm, since January 2015. Mr. Corvino served as President and Chief Executive Officer of Greenwich Hospital from November 1992 until December 2014 and served as Chief Operating Officer of Greenwich Hospital from July 1988 to November 1992. Mr. Corvino served as Executive Vice President of Yale New Haven Health System from March 1998 to December 2014. Since January 2013, Mr. Corvino has been a member of the Fordham University Science Council. Mr. Corvino serves as a director for a number of private companies. Mr. Corvino holds a B.S. in Pharmacy from Fordham University and an M.S. in Pharmacy Administration from St. John's University. The board of directors believes that Mr. Corvino's extensive experience in the healthcare industry, including his decades of experience as a leader of hospitals and hospital systems, qualifies him to serve as a member of our board of directors.

        Evelyn Dilsaver has served as a member of our board of directors since August 2014. Ms. Dilsaver was formerly a member of The Charles Schwab Corporation from December 1991 until her retirement in September 2007, and held various senior management positions within the organization, including Executive Vice President (The Charles Schwab Corporation) and President and Chief Executive Officer (Charles Schwab Investment Management). Prior to becoming President and Chief Executive Officer of Charles Schwab Investment Management, from July 2003 to July 2004, Ms. Dilsaver held the position of Senior Vice President, Asset Management Products and Services. Ms. Dilsaver is a member of the board of directors and audit committee of the publicly traded company Tempur Sealy International Inc. (NYSE: TPX) and is a member of the board of directors and nominating and governance committee and chair of the audit committee of the publicly traded company Aéropostale Inc. (NYSE: ARO). She is also a member of the board of directors of a privately held corporation. Ms. Dilsaver holds a B.S. in Accounting from California State University, East Bay and is a Certified Public Accountant. The board of directors believes that Ms. Dilsaver's extensive financial industry experience and her experience as a director of publicly traded companies qualifies her to serve as a member of our board of directors.

        Michael O. Leavitt has served as a member of our board of directors since April 2010. Since April 2009, Mr. Leavitt has served as Chairman of Leavitt Partners, a private firm that advises healthcare and food safety investors. From 2005 to 2009, Mr. Leavitt served as Secretary of the U.S. Department of Health and Human Services in the administration of President George W. Bush and, from 2003 to 2005, he was Administrator of the Environmental Protection Agency. Mr. Leavitt served as the Governor of the State of Utah from 1993 to 2003. Mr. Leavitt serves as a director for Medtronic Inc. (NYSE: MDT) as well as for a number of private companies. Mr. Leavitt holds a B.S. in Economics and Business from Southern Utah University. The board of directors believes that Mr. Leavitt's political and business experience, including his tenure as head of the U.S. Department of Health and Human Services, qualifies him to serve as a member of our board of directors.

        Frank T. Medici has served as a member of our board of directors since October 2006. Mr. Medici is the President of Berkley Capital, LLC, an investment management unit of W.R. Berkley Corporation responsible for certain of the corporation's private equity investments, having been appointed to that position in March 2006. Prior to joining Berkley Capital, LLC, Mr. Medici was a Managing Director in the financial institutions group, investment banking at Morgan Stanley & Co. and, prior to that, he was an attorney specializing in corporate law with the firm of LeBoeuf, Lamb, Greene & MacRae, LLP. Mr. Medici serves as a director for a number of private companies. Mr. Medici holds a B.S. in Engineering from the University of Connecticut and a B.A. in Liberal Arts from Fairfield University and both an M.B.A. and a J.D. from Fordham University. The board of directors believes that Mr. Medici's extensive experience in finance, his service as a director for a number of other companies, and his knowledge of the capital markets and corporate governance qualifies him to serve as a member of our board of directors.

        Manu Rana has served as a member of our board of directors since August 2011. Since March 2013, Mr. Rana has been a Partner at Napier Park Global Capital LLC, an alternative asset manager spun out of Citigroup, Inc. in March 2013, and co-heads the firm's Financial Partners investment program. From July 2007 to March 2013, Mr. Rana was a Managing Director and portfolio manager at Citi Capital Advisors LLC, an alternative asset manager affiliated with Citigroup, Inc., and was previously a Managing Director at Old Lane LP, an alternative asset manager acquired by Citigroup, Inc. in 2007. Mr. Rana came to Old Lane LP from Lazard Alternative Investments LLC, and had various principal and advisory roles at Lazard Freres & Co. LLC and its affiliates from 1994 to 2007. Mr. Rana serves as a director for a number of private financial services and financial technology companies. Mr. Rana holds a B.A. in Economics from Columbia University. The board of directors believes that Mr. Rana's extensive experience in alternative asset management, the financial and technology sector, capital markets and corporate governance qualifies him to serve as a member of our board of directors.

        Ian Sacks has served as a member of our board of directors since April 2004. Mr. Sacks has been a Managing Director at TowerBrook Capital Partners L.P., an investment management firm, since 2004, where he focuses on healthcare and business services related investments. Mr. Sacks previously was a Management Partner with Soros Private Equity and, prior to joining that firm, Mr. Sacks was Chairman and Chief Executive Officer of HelpCare. Mr. Sacks serves as a director for a number of private companies. Mr. Sacks holds a B.S. from Tufts University. The board of directors believes that Mr. Sacks' extensive knowledge of our company gained from his long-term service on our board of directors as well as his business experience qualifies him to serve as a member of our board of directors.

Director Independence

        Our common stock is listed on the NASDAQ Global Select Market. Under NASDAQ rules, independent directors must comprise a majority of a listed company's board of directors. In addition, NASDAQ rules require that, subject to specified exceptions, each member of a listed company's audit, compensation, and nominating and corporate governance committees be independent. Under NASDAQ rules, a director will only qualify as an "independent director" if, in the opinion of the listed company's board of directors, the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

        Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act and NASDAQ listing requirements. In addition, compensation committee members must satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act and NASDAQ listing requirements.

        Our board of directors has undertaken a review of the independence of each director and considered whether such director has a material relationship with us that could compromise his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, our board of directors has determined that Messrs. Corvino, Leavitt, Medici, Rana and Sacks and Ms. Dilsaver are "independent directors" as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of NASDAQ.

Board Leadership Structure

        Our board of directors is responsible for providing oversight of the affairs of the Company. Currently, we do not have a chairman of our board of directors. In the absence of a chairman, a majority of the directors present at a meeting of the board of directors may elect one director to preside. Currently, Mr. Kessler, our President and Chief Executive Officer and a member of our board of directors, presides over meetings of our board of directors. Six out of the eight directors are independent, which provides effective independent oversight of management.

Board Meetings and Committees

        During the year ended January 31, 2015, our board of directors held six meetings (including regularly scheduled and special meetings). With the exception of Michael O. Leavitt who attended 70% of the total number of meetings, each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

        It is the policy of our board of directors to regularly have separate meeting times for independent directors without management.

        Our board of directors has adopted a policy that our directors are strongly encouraged to attend each annual meeting of stockholders.

        Our board of directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors are described below. Members will serve on these committees until their resignation or until otherwise determined by our board of directors.

  Audit Committee

        Our audit committee is comprised of Evelyn Dilsaver, Michael O. Leavitt and Ian Sacks, each of whom is a non-employee member of our board of directors. Ms. Dilsaver is the chair of our audit committee. Our board of directors has determined that each of the members of our audit committee satisfies the requirements for independence and financial literacy under the rules and regulations of the SEC, including Rule 10A-3 under the Exchange Act, and NASDAQ listing requirements. Our board of directors has also determined that Ms. Dilsaver qualifies as an "audit committee financial expert" as defined in the SEC rules and satisfies the financial sophistication requirements of NASDAQ. This designation does not impose on Ms. Dilsaver any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. Our audit committee is responsible for, among other things:

  •
  selecting, hiring and setting the compensation for our independent registered public accounting firm to act as our independent auditors;

  •
  evaluating the qualifications, performance and independence of our independent registered public accounting firm;

  •
  pre-approving any audit and non-audit and tax services to be performed by our independent registered public accounting firm;

  •
  reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

  •
  overseeing procedures for the treatment of complaints on accounting, internal accounting controls or audit matters;

  •
  reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements and our publicly filed reports;

  •
  reviewing and approving related person transactions; and

  •
  preparing the audit committee report that the SEC requires in our annual proxy statements.

        Our audit committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NASDAQ listing requirements. A copy of the charter of our audit committee is available on our website at www.healthequity.com in the Corporate Governance section of our Investor Relations webpage. During the year ended January 31, 2015, our audit committee held six meetings.

  Compensation Committee

        Our compensation committee is comprised of Frank A. Corvino, Frank T. Medici and Manu Rana, each of whom is a non-employee member of our board of directors. Mr. Medici is the chair of our compensation committee. Our board of directors has determined that each member of our compensation committee meets the requirements for independence under the rules and regulations of the SEC, including Rule 10C-1 under the Exchange Act, and NASDAQ listing requirements, is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code. Our compensation committee is responsible for, among other things:

  •
  reviewing and approving the corporate goals and objectives applicable to the compensation of our Chief Executive Officer and evaluating the Chief Executive Officer's performance in light of those goals and objectives;

  •
  reviewing, approving and, when appropriate, making recommendations regarding our Chief Executive Officer's and all other executive officers' annual base salaries; incentive compensation plans, including the specific goals and amounts; equity compensation, employment agreements, severance arrangements and change in control arrangements; and any other benefits, compensation or arrangements;

  •
  administering our incentive compensation plans and equity compensation plans;

  •
  reviewing, approving and, when appropriate, making recommendations regarding employee benefit plans;

  •
  reviewing our incentive compensation arrangements to determine whether they encourage excessive risk taking and evaluating compensation policies and practices that could mitigate such risk;

  •
  evaluating and making recommendations regarding director compensation;

  •
  reviewing our compliance with the requirements under Sarbanes-Oxley Act of 2002 relating to loans to directors and officers and with all other applicable laws affecting employee compensation and benefits; and

  •
  overseeing our overall compensation philosophy, compensation plans and benefits programs.

        Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and NASDAQ listing requirements. A copy of the charter of our compensation committee is available on our website at www.healthequity.com in the Corporate

Governance section of our Investor Relations webpage. During the year ended January 31, 2015, our compensation committee held two meetings.

        In October 2014, the compensation committee engaged Towers Watson & Co., or Towers Watson, as its compensation consultant. The compensation committee requested that Towers Watson:

  •
  evaluate the efficacy of the Company's existing compensation strategy and practices in supporting and reinforcing the Company's long-term strategic goals;

  •
  assist in refining the Company's compensation strategy and in developing and implementing an executive compensation program to execute that strategy; and

  •
  develop a board of directors compensation policy appropriate for the Company as a publicly held company.

        As part of its engagement, Towers Watson provided guidance to the compensation committee in developing a comparative group of companies and performed analyses of competitive performance and compensation levels for that group. The chair of the compensation committee and its members also met in executive session with the Chief Executive Officer and Chief Financial Officer periodically to discuss the Company's compensation history, philosophy, key performance metrics and strategic goals. Towers Watson ultimately developed recommendations that were submitted to the compensation committee for its consideration. Following an active dialogue with Towers Watson and further discussions with management, the compensation committee ultimately approved an executive compensation program and reported to the full board of directors. Towers Watson does not provide any additional services to us outside of its services to the compensation committee. The compensation committee considered the independence of Towers Watson and concluded that no conflict of interest exists that would prevent Towers Watson from serving as an independent consultant to the committee.

        Our Chief Executive Officer, Chief Financial Officer, General Counsel and Vice President of People may attend meetings of the compensation committee to present information and answer questions. Our Chief Executive Officer may make recommendations to the compensation committee regarding compensation for our executive officers other than for himself because of his daily involvement with our executive officers. No executive officer participates directly in the final deliberations or determinations regarding his own compensation package.

  Nominating and Corporate Governance Committee

        Our nominating and corporate governance committee is comprised of Frank T. Medici, Manu Rana and Ian Sacks, each of whom is a non-employee member of our board of directors. Mr. Sacks is the chair of our nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence under the listing requirements of NASDAQ. Our nominating and corporate governance committee is responsible for, among other things:

  •
  evaluating and making recommendations regarding the qualifications, composition, organization, and governance of our board of directors;

  •
  identifying and screening individuals qualified to become members of our board of directors and making recommendations regarding the selection and approval of nominees for director; and

  •
  reviewing and making recommendations regarding our corporate governance guidelines and overseeing our corporate governance practices, including reviewing and making recommendations regarding other documents and policies in our corporate governance framework.

        Our nominating and corporate governance committee operates under a written charter that satisfies NASDAQ listing standards. A copy of the charter of our nominating and corporate governance committee is available on our website at www.healthequity.com in the Corporate Governance section of our Investor Relations webpage. During the year ended January 31, 2015, our nominating and corporate governance committee held one meeting.

Compensation Committee Interlocks and Insider Participation

        The current members of our compensation committee are Messrs. Corvino, Medici and Rana. None of the members of our compensation committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee, or other board committee performing equivalent functions, of any entity that has one or more executive officers serving on our compensation committee or our board of directors.

Considerations in Evaluating Director Nominees

        Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, including the members of the board of directors eligible for re-election, our nominating and corporate governance committee will consider the current size, composition and needs of our board of directors and the respective committees of the board of directors, including, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, and other commitments. Our nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors. Our nominating and corporate governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on the board of directors: (i) the highest personal and professional ethics and integrity; (ii) proven achievement and competence in the nominee's field and the ability to exercise sound business judgment; (iii) skills that are complementary to those of the existing board of directors; (iv) the ability to assist and support management and make significant contributions to our success; and (v) an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

        If our nominating and corporate governance committee determines that an additional or replacement director is required, it may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, the board of directors or management. Our nominating and corporate governance committee also may propose to the board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to the board of directors. After our nominating and corporate governance committee makes its recommendations to the board of directors, the board of directors will have final authority on determining the selection of those director candidates for nomination to the board of directors.

Stockholder Recommendations for Nominations to the Board of Directors

        Our nominating and corporate governance committee will consider candidates for directors recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of HealthEquity continuously for at least 12 months prior to the date of the submission of the recommendation. Our nominating and corporate governance committee will evaluate such recommendations in the same manner as candidates recommended from other sources. Stockholders wishing to recommend a candidate for nomination should direct the recommendation in writing by letter to our Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr. Suite 100, Draper, UT 84020. Such recommendations must include the candidate's name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve on our board of directors, information regarding any relationships between the candidate and HealthEquity and evidence of the recommending stockholder's ownership of our common stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board of directors membership. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors, including issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and personal references.

        A stockholder can nominate a candidate directly for election to our board of directors by complying with the procedures in Article II, Section 2 of our by-laws and the rules and regulations of the SEC. Any eligible stockholder who wishes to submit a nomination should review the requirements in the by-laws on nominations by stockholders. Any nomination should be sent in writing to our Corporate Secretary, at: HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020. To be timely for our 2016 annual meeting of stockholders, our Corporate Secretary must receive the nomination no earlier than February 25, 2016 and no later than March 26, 2016. The notice must state the information required by Article II, Section 2 of our by-laws and otherwise must comply with applicable federal and state law.

Policies and Procedures for Communications to Independent Directors

        In cases where stockholders wish to communicate directly with our non-management directors, messages can be sent to our General Counsel, at: HealthEquity, Inc., 15 W. Scenic Pointe Drive, Suite 100, Draper, UT, 84020; (801) 727-1000. Our General Counsel or Legal Department will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and, if appropriate, route such communications to the appropriate member(s) of the board of directors. Our General Counsel or Legal Department may decide in the exercise of its judgment whether a response to any stockholder communication is necessary and shall provide a report to our nominating and corporate governance committee on a quarterly basis of any stockholder communications received for which the General Counsel or Legal Department has responded. This procedure does not apply to communications to non-management directors from officers or directors of HealthEquity who are stockholders or to stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

        Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the role of our board of directors, conduct of board and committee meetings and other corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Code of Business Conduct and Ethics is posted on our website at www.healthequity.com in the Corporate Governance section of our Investor Relations webpage. We intend to post any amendments to our Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.

Risk Management

        Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the Company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

        Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our President and Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the Company, as well as at such other times as they deem appropriate.

        While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. In addition, our audit committee monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in any significant transactions.

Related Person Transactions Policy

        The Company has adopted a Related Person Transactions Policy. See "Related Person Transactions—Policies and Procedures for Transactions with Related Persons."

Whistleblower Policy

        The audit committee has established a telephone and Internet whistleblower hotline available to employees of the Company for the confidential and anonymous submission of suspected violations, including complaints regarding accounting, internal accounting controls or auditing matters, harassment, fraud and policy violations.

Director Remuneration

        Prior to our initial public offering, members of our board of directors received no cash compensation for services rendered as members of the board. Certain members of our board of directors who are not our employees received options to purchase our common stock pursuant to the 2003 Director Stock Plan. On July 14, 2014, our board of directors approved a new compensation policy that became effective upon our initial public offering in August 2014 which is applicable to all of our non-employee directors. This compensation policy provides that each such non-employee director will receive the following compensation for service on our board of directors:

  •
  annual cash retainer of $25,000 for each non-employee director (other than any non-employee director who is a representative of Berkley Capital Investors, L.P. or Napier Park Global Capital);

  •
  additional cash retainer for the chair of the audit committee of $40,000 for service as chairperson of the audit committee;

  •
  additional cash retainer for the chair of the compensation committee of $15,000 for service as chairperson of the compensation committee;

  •
  initial equity award of options to acquire 25,000 shares of our common stock upon first joining our board of directors following our initial public offering, vesting annually over a four year period following the grant date, subject to the director's continued service with us;

  •
  annual equity award of options to acquire 15,000 shares of our common stock, vesting at the end of the applicable fiscal year corresponding to each year of service as a director; and

  •
  additional initial equity award for the chairman of the board of directors, when chosen, of options to acquire 25,000 shares of our common stock upon becoming chairman, vesting annually over a four year period following the grant date, subject to the director's continued service with us.

Effective as of March 26, 2015, our board of directors amended our director compensation policy to provide that the annual equity award of options to non-employee directors described in the penultimate bullet above will be made on the first day of the fiscal year, with one-half of the options vesting on the date of our annual meeting of stockholders, if any, held during the fiscal year in which such annual award is granted and the remainder vesting on the last day of the fiscal year in which such annual award is granted.

        We also reimburse our directors for reasonable and necessary out-of-pocket expenses incurred in attending board and committee meetings or performing other services for us in their capacities as directors.

Director Compensation Table

        The following table sets forth information concerning director compensation paid during the year ended January 31, 2015.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards(1)(2) ($)	All Other compensation ($)	Total ($)
Frank A. Corvino	12,500	—	38,603	—	51,103
Evelyn Dilsaver	32,500	—	38,603	—	71,103
Thomas H. Ghegan(3)	—	—	—	—	—
Michael O. Leavitt	12,500	—	77,205	—	89,705
Frank T. Medici	—	—	115,808	—	115,808
Manu Rana	—	—	77,205	—	77,205
Ian Sacks	12,500	—	77,205	—	89,705
Kenneth Woolley(4)	—	—	—	—	—

(1)
The amounts reported in this column represent the aggregate grant date value of the stock options granted to the directors during the year ended January 31, 2015, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The grant date value is calculated by multiplying the Black-Scholes value by the number of shares subject to a stock option. See note 9 to our consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for a discussion of the assumptions used to calculate these values.

(2)
The table below shows the aggregate number of option awards outstanding for each non-employee director as of January 31, 2015, whether or not exercisable.

Name	Aggregate option awards outstanding as of January 31, 2015 (#)
Frank Corvino	32,500	(a)
Evelyn Dilsaver	32,500	(a)
Thomas H. Ghegan	—
Michael O. Leavitt	15,000
Frank T. Medici	22,500
Manu Rana	52,500
Ian Sacks	15,000
Kenneth Woolley	—

(a)
Mr. Corvino and Ms. Dilsaver were not vested in 25,000 of their 32,500 outstanding options. The unvested options relate to the July 30, 2014 grant made to each director for joining our board of directors in 2014 and vest ratably on each of the first four anniversaries of the grant date in accordance with our director compensation policy. For additional information, please see "—Director Remuneration" above.
(3)
Mr. Ghegan resigned from his directorship, effective July 14, 2014.

(4)
Mr. Woolley resigned from his directorship, effective February 28, 2014.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Our board of directors is currently composed of eight members. At the Annual Meeting, eight directors will be elected for a one-year term to succeed the same directors whose term is then expiring. Each director's term continues until the election and qualification of such director's successor, or such director's earlier death, resignation, or removal.

Nominees

        Our nominating and corporate governance committee has recommended, and our board of directors has approved, Jon Kessler, Stephen D. Neeleman, M.D., Frank A. Corvino, Evelyn Dilsaver, Michael O. Leavitt, Frank T. Medici, Manu Rana and Ian Sacks as nominees for election as directors at the Annual Meeting. If elected, each of Messrs. Kessler, Neeleman, Corvino, Leavitt, Medici, Rana and Sacks and Ms. Dilsaver will serve as directors until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see "Board of Directors and Corporate Governance."

        If you are a stockholder of record and you sign your proxy card or vote over the Internet or by telephone but do not give instructions with respect to the voting of directors, your shares will be voted FOR the re-election of Messrs. Kessler, Neeleman, Corvino, Leavitt, Medici, Rana and Sacks and Ms. Dilsaver. We expect that Messrs. Kessler, Neeleman, Corvino, Leavitt, Medici, Rana and Sacks and Ms. Dilsaver will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a beneficial owner of shares of our common stock and you do not give voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee will leave your shares unvoted on this matter.

Vote Required

        The election of directors requires a plurality of the votes cast by the holders of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE EIGHT DIRECTORS NOMINATED BY OUR BOARD OF DIRECTORS AND NAMED IN
THIS PROXY STATEMENT AS DIRECTORS TO SERVE FOR A ONE-YEAR TERM.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        Our audit committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm to audit our consolidated financial statements for the year ending January 31, 2016. PwC also served as our independent registered public accounting firm for the year ended January 31, 2015.

        At the Annual Meeting, stockholders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the year ending January 31, 2016. Stockholder ratification of the appointment of PwC is not required by our by-laws or other applicable legal requirements. However, our board of directors is submitting the appointment of PwC to our stockholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote, such appointment will be reconsidered by our audit committee. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm at any time during the year ending January 31, 2016 if our audit committee believes that such a change would be in the best interests of HealthEquity and its stockholders. A representative of PwC is not expected to be present at the Annual Meeting but is expected to attend telephonically, will have an opportunity to make a statement if he or she wishes to do so, and is expected to be available to respond to appropriate questions from stockholders.

Change in Independent Registered Public Accounting Firm

        On December 11, 2012 the audit and governance committee of the board of directors determined to dismiss Squire and Company, PC and retain PwC as our independent registered public accounting firm. Effective March 1, 2013 we retained PwC as our independent registered public accounting firm.

        The reports of Squire and Company, PC on our consolidated financial statements for each of the two fiscal years prior to its dismissal did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. We had no disagreements with Squire and Company, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to its satisfaction, would have caused Squire and Company, PC to make reference in connection with its opinion to the subject matter of the disagreement during its audits for each of the two fiscal years prior to its dismissal or the subsequent interim period through December 11, 2012. During the two most recent fiscal years preceding Squire and Company, PC's dismissal, and the subsequent interim period through December 11, 2012, there were no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

        We furnished a copy of the disclosures above under this heading to Squire and Company, PC and requested that Squire and Company, PC furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated June 10, 2014, is filed as Exhibit 16.1 to the Company's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on June 10, 2014.

        During the two years ended January 31, 2012 and the subsequent interim period through March 1, 2013, neither we, nor anyone acting on our behalf, consulted with PwC on matters that involved the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by PwC that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue or any other matter that was the subject of a disagreement as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K or a reportable event as that term is used in Item 304(a)(1)(v) and the related instructions to Item 304 of Regulation S-K.

Fees Paid to the Independent Registered Public Accounting Firm

        The following table presents fees for professional audit services and other services rendered to us by PwC for the years ended January 31, 2015 and 2014.

(in thousands)	2015	2014
Audit Fees(1)	$1,010	$233
Audit-Related Fees(2)	11	10
Tax Fees(3)	30	11
All Other Fees(4)	98	—

Total	$1,149	$254

(1)
"Audit Fees" consist of fees billed for professional services rendered in connection with the audit of our annual financial statements, review of our quarterly financial statements, and services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for those fiscal years. Fees for the year ended January 31, 2015 also included fees billed for professional services rendered in connection with our Form S-1 registration statement related to our initial public offering of common stock completed in August 2014.

(2)
"Audit-Related Fees" consist of fees billed for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees."

(3)
"Tax Fees" consist of fees billed for professional services rendered by PwC for tax compliance, tax advice and tax planning.

(4)
"All Other Fees" consist of the aggregate fees billed for products and services provided and not otherwise included in Audit Fees, Audit-Related Fees or Tax Fees.

Auditor Independence

        In the year ended January 31, 2015, there were no other professional services provided by PwC that would have required our audit committee to consider their compatibility with maintaining the independence of PwC.

Audit Committee Policy on Pre-Approval of Audit and Permitted Non-Audit and Tax Services of Independent Registered Public Accounting Firm

        Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permitted non-audit and tax services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm's independence. All fees paid to PwC for the years ended January 31, 2015 and 2014 were pre-approved by our audit committee.

Vote Required

        The ratification of the appointment of PwC requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR OUR FISCAL YEAR ENDING JANUARY 31, 2016.

AUDIT COMMITTEE REPORT

        The information contained in the following Audit Committee Report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that HealthEquity, Inc., or the Company, specifically incorporates it by reference in such filing.

        As members of the audit committee, we are responsible for overseeing the Company's accounting and financial reporting processes and the audit of the Company's financial statements. During the year ended January 31, 2015, the audit committee held six meetings, with and without management present.

        The audit committee has established a telephone and Internet whistleblower hotline available to employees of the Company for the confidential and anonymous submission of suspected violations, including complaints regarding accounting, internal accounting controls or auditing matters, harassment, fraud and policy violations. The audit committee receives regular updates on submissions to the hotline.

        The audit committee has reviewed and discussed the Company's audited consolidated financial statements with management and PricewaterhouseCoopers LLP, or PwC, the Company's independent registered public accounting firm. The audit committee has discussed with PwC the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

        The audit committee has received and reviewed the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board regarding PwC's communications with the audit committee concerning independence, and has discussed with PwC its independence. In such discussions, the audit committee considered, among other things, the length of time the PwC audit partner and other staff have been on the engagement, and other relationships that may impact the firm's objectivity and independence.

        Based on the review and discussions referred to above, the audit committee recommended to the board of directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for filing with the Securities and Exchange Commission.

        Respectfully submitted by the members of the audit committee of the board of directors:

Evelyn Dilsaver (Chair) Michael O. Leavitt Ian Sacks

 EXECUTIVE OFFICERS

        The following table identifies certain information about our executive officers as of May 12, 2015. Each executive officer serves at the discretion of our board of directors and holds office until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

Name	Age	Position(s)
Jon Kessler	47	President and Chief Executive Officer
Stephen D. Neeleman, M.D.	47	Founder and Vice Chairman
Darcy Mott	62	Executive Vice President and Chief Financial Officer
Matthew Sydney	42	Executive Vice President of Sales and Marketing
Ashley Dreier	42	Executive Vice President, Chief Technology Officer and Chief Information Officer
Frode Jensen	64	Executive Vice President, General Counsel and Secretary

        Jon Kessler has served as our President and Chief Executive Officer since February 2014 and as a director since March 2009. From March 2009 through January 2014, he served as our Executive Chairman. Mr. Kessler has also served as the Chairman of Healthcharge Inc. since 2008. Prior to joining HealthEquity, Mr. Kessler founded WageWorks, Inc. (NYSE: WAGE), a provider of tax-advantaged programs for consumer-centric health, commuter and other employee spending account benefits, serving as Chief Executive Officer of that company from 2000 to 2004, Executive Chairman in 2005, and Chief Executive Officer from 2006 to 2007. Prior to founding WageWorks, Inc., Mr. Kessler was a benefits taxation specialist at Arthur Andersen, LLP and, prior to that, he was a senior economist in Washington, D.C. specializing in employee benefits and environmental taxation during the Clinton and Bush (Sr.) administrations. Mr. Kessler holds a B.A. from George Washington University in International Affairs and an M.P.P. from Harvard University's John F. Kennedy School of Government.

        Stephen D. Neeleman, M.D. founded HealthEquity in 2002 and has served as our Vice Chairman since February 2014, having previously served as our President and Chief Executive Officer from November 2002 through January 2014 and as a director since November 2002. Dr. Neeleman is a board certified general surgeon and practiced for Intermountain Healthcare at American Fork Hospital in Utah from November 2009 to December 2014. Dr. Neeleman is the co-author of The Complete HSA Guidebook—How to Make Health Savings Accounts Work for You and a contributor to Dr. Clayton M. Christensen's The Innovator's Prescription—A Disruptive Solution for Health Care. While on faculty at the University of Arizona Department of Surgery, Dr. Neeleman lobbied the U.S. Congress for the initial passage of HSAs. Prior to attending medical school, Dr. Neeleman worked as a senior manager for Morris Air (later acquired by Southwest Airlines). He serves on the America's Health Insurance Plans' HSA Leadership Council. Dr. Neeleman holds a B.A. from Utah State University and an M.D. from the University of Utah, and completed his surgical residency at the University of Arizona.

        Darcy Mott has served as our Executive Vice President and Chief Financial Officer since February 2007. From 1999 to 2004, Mr. Mott was Vice President, Treasurer and Chief Financial Officer at The Canopy Group, a technology investment company, where he was responsible for all finance operations and served on the board of directors of several portfolio companies, both public and private. Prior to joining The Canopy Group, Mr. Mott served for 12 years in various financial management positions at Novell, Inc., a networking software company. Prior to joining Novell, Inc., Mr. Mott worked as an accountant at Arthur Andersen & Co., serving a variety of public and private audit clients. Mr. Mott holds a B.S. in Accounting from Brigham Young University and is a Certified Public Accountant.

        Matthew Sydney has served as our Executive Vice President of Sales and Marketing since November 2014. From May 2010 to October 2014, Mr. Sydney served as our Senior Vice President of Regional and Commercial Sales. From November 2008 to May 2010, Mr. Sydney was Senior Director, Business Development for AllOne Health Inc., a provider of health, wellness and benefit solutions. From May 2005 to October 2008, Mr. Sydney served as our Vice President, Corporate Development. Mr. Sydney holds a B.S. in Biology from the University of Michigan and a M.P.H. from Emory University.

        Ashley Dreier has served as our Executive Vice President, Chief Technology Officer and Chief Information Officer since February 2013. From May 2008 to February 2013, Ms. Dreier was Vice President of Product Development and Technology at Krames StayWell, a provider of interactive, print and mobile patient education solutions, consumer health information, and population health management communications in the United States. Prior to joining Krames StayWell, Ms. Dreier was the Director of Product Development at GE Capital, where she was responsible for development of software products associated with corporate purchasing and travel and entertainment credit cards. Ms. Dreier holds a B.S. in Accounting from the University of Utah and a M.S. in Information Systems from the University of Utah.

        Frode Jensen has served as our Executive Vice President, General Counsel and Secretary since the completion of our initial public offering in August 2014. Prior to joining HealthEquity, Mr. Jensen was a partner from 2004 until 2014 at the law firm Holland & Knight LLP, where he specialized in corporate and securities law. Mr. Jensen holds a B.A. from Williams College and a J.D. from Columbia Law School.

EXECUTIVE COMPENSATION

Compensation of Named Executive Officers

        The following table sets forth information regarding the compensation awarded to, earned by, or paid to certain of our executive officers during the years ended January 31, 2015 and January 31, 2014. As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to "smaller reporting companies" as such term is defined in the rules promulgated under the Securities Act of 1933, as amended, or the Securities Act, which require compensation disclosure for our principal executive officer and our two other most highly compensated executive officers. Throughout this proxy statement, these three officers are referred to as our "named executive officers."

Summary Compensation Table

Name and principal position(1)	Fiscal year- end(3)	Salary(4) ($)		Bonus(6) ($)	Stock awards ($)	Option awards(7) ($)	Non-equity incentive plan compensation(8) ($)	Nonqualified deferred compensation earnings ($)	All other compensation(9) ($)	Total ($)
Jon Kessler	2015	337,586	(5)	300,000	—	2,479,760	—	—	24,000	3,141,346
President & Chief Executive	2014	275,172		156,250	—	—	—	—	48,000	479,422
Officer
Stephen D. Neeleman, M.D.	2015	254,167		225,000	—	1,239,880	—	—	8,240	1,727,287
Founder and Vice Chairman	2014	200,000		106,250	—	—	—	—	3,850	310,100
Matthew Sydney(2)	2015	160,000		35,000	—	1,028,485	274,822	—	1,423	1,499,730
Executive Vice President,
Sales and Marketing

(1)
The positions reported for each named executive officer are the positions held on January 31, 2015. Mr. Sydney has served as our Executive Vice President, Sales and Marketing since November 1, 2014, having previously served as our Senior Vice President of Regional and Commercial Sales from May 2010 through October 2014.

(2)
Mr. Sydney was not a named executive officer prior to his appointment as Executive Vice President, Sales and Marketing Officer on November 1, 2014, and, therefore, in accordance with SEC regulations, only compensation information for the fiscal year in which he became a named executive officer is included in the Summary Compensation Table.

(3)
Our fiscal year ends on January 31st.

(4)
Effective as of the consummation of our initial public offering on August 5, 2014, we entered into new employment agreements with each of Mr. Kessler and Dr. Neeleman. Under the terms of the new employment agreements, the annual base salary for each of Mr. Kessler and Dr. Neeleman increased from $275,172 and $200,000 to $400,000 and $300,000, respectively. In connection with Mr. Sydney's appointment as Executive Vice President, Sales and Marketing, we entered into a letter agreement with Mr. Sydney pursuant to which, effective as of February 1, 2015, his base salary increased from $160,000 to $200,000. For additional information, please see "—Compensation of Named Executive Officers—Executive Employment and Consulting Agreements" below.

(5)
Of the amounts reported as earned by Mr. Kessler in this column, $137,586 of the $337,586 was paid to Healthcharge Inc. pursuant to an independent contractor agreement and not directly to Mr. Kessler. Prior to our initial public offering, Mr. Kessler was compensated for his service to us by Healthcharge Inc., however, the actual amount of compensation received by Mr. Kessler was determined by Healthcharge Inc. without our participation.

(6)
The amounts reported as earned by Mr. Kessler and Dr. Neeleman in this column represent the bonuses earned by each executive pursuant to the HealthEquity Executive Bonus Plan for Fiscal Year 2015. These amounts were paid in April 2015. For additional information, please see "—Compensation of Named Executive Officers—Annual Bonus Plan" below. The amount reported as earned by Mr. Sydney in this column represents a one time discretionary bonus equal to $25,000 paid to Mr. Sydney on November 14, 2014 to reward him for his successful transition as our Executive Vice President, Sales and Marketing and $10,000 paid to Mr. Sydney in place of a trip that would have otherwise been provided to participants who achieved certain targets set under the HealthEquity Sales Incentive Plan for Fiscal Year 2015, as discussed under "—Compensation of Named Executive Officers—Sales Incentive Plan" below.

(7)
The amounts reported in this column represent the aggregate grant date fair value of stock options granted to the named executive officers during the applicable fiscal year, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions, and do not necessarily correspond to the actual value that might be realized by the named executive officers, which depends on the market value of the Company's common stock on a date in the future when the options are exercised. Grants made during the year ended January 31, 2015 include options subject to both time and performance based vesting conditions. For time-based vesting awards, the grant date fair value is calculated by multiplying the Black-Scholes value by the number of shares subject to the options. For awards subject to both time and performance-based vesting, the grant date fair value is calculated assuming the probable outcome of the performance conditions on the date of grant and is consistent with our estimate of the aggregate compensation cost to be recognized over the vesting period determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The amounts reported for awards subject to both time and performance-based vesting assume that on the grant date of the awards the highest level of performance was probable and therefore such amounts represent the maximum potential value of the awards. For additional information, including a discussion of the assumptions used to calculate these values, please see "—Outstanding Equity Awards at Fiscal Year End" below and note 9 to our consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended January 31, 2015.

(8)
The amount reported as earned by Mr. Sydney in this column represents commissions earned by him pursuant to the HealthEquity Sales Incentive Plan for Fiscal Year 2015. For additional information, please see "—Compensation of Named Executive Officers—Sales Incentive Plan" below.

(9)
The amounts reported in this column include the cost of perquisites and other benefits received by our named executive officers:

• Mr. Kessler.	The amount reported represents a housing allowance paid to Mr. Kessler prior to the consummation of our initial public offering pursuant to the independent contractor agreement with Healthcharge Inc.
• Dr. Neeleman.	The amount reported represents employer matching contributions made to our 401(k) plan during the fiscal year.
• Mr. Sydney.	The amount reported represents employer matching contributions made to our 401(k) plan during the fiscal year.

Narrative to Summary Compensation Table

  Executive Employment and Consulting Arrangements

        Certain of the compensation paid to the named executive officers reflected in the summary compensation table was provided pursuant to employment arrangements and independent contractor agreements with us, which are summarized below. In connection with our initial public offering, we entered into new employment agreements with each of Mr. Kessler and Dr. Neeleman, which replaced and superseded each executive's prior independent contractor or employment agreement with us, as applicable. In addition, we entered into a letter agreement with Mr. Sydney in connection with his appointment as Executive Vice President, Sales and Marketing on November 1, 2014. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see "—Potential Payments Upon Termination or Change In Control" below.

  Pre-IPO Independent Contractor and Employment Agreements

        Jon Kessler.    Prior to our initial public offering, Mr. Kessler served as an independent contractor pursuant to an independent contractor agreement between us, Mr. Kessler and Healthcharge Inc., dated March 10, 2009, as amended in November 2009. Pursuant to the independent contractor agreement, Healthcharge Inc. was entitled to a service fee equal to $323,172 per year (which represents a service fee of $275,172 and a housing allowance for Mr. Kessler of $48,000) and additional compensation as a bonus payable at our discretion.

        Stephen D. Neeleman, M.D.    Prior to our initial public offering, Dr. Neeleman was party to a letter agreement with us, dated May 1, 2009, which provided that Dr. Neeleman would devote substantially all of his business time to us, but could also actively practice medicine for up to one day per week. Under the terms of this prior employment agreement, Dr. Neeleman was entitled to a base salary equal to $200,000 per year.

  Current Employment Agreements

        Jon Kessler and Stephen D. Neeleman, M.D.    The employment agreements entered into with Mr. Kessler and Dr. Neeleman in connection with our initial public offering each provide for an indefinite term, commencing on the day immediately preceding our initial public offering and ending upon a termination of the executive's employment by us or the executive for any reason. Pursuant to the terms of the employment agreements, each of Mr. Kessler and Dr. Neeleman are entitled to an annual base salary of not less than $400,000 and $300,000, respectively, and are each eligible to earn a target annual bonus equal to 75% of their base salary based upon the achievement of corporate and individual performance objectives as determined by our compensation committee and communicated to the executive no later than 90 days after the commencement of the fiscal year to which the bonus relates. For a discussion of our annual bonus plan, please see "—Annual Bonus Plan" below. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the new employment agreements with Mr. Kessler and Dr. Neeleman, please see "—Potential Payments Upon Termination or Change In Control" below.

        Matthew Sydney.    In connection with Mr. Sydney's appointment as Executive Vice President, Sales and Marketing on November 1, 2014, we entered into a letter agreement with Mr. Sydney pursuant to which Mr. Sydney's compensation (including both base salary and bonus opportunity) would remain unchanged for the balance of the year ended January 31, 2015. The letter agreement also provides that, effective as of February 1, 2015, Mr. Sydney's base salary would increase from $160,000 to $200,000. In addition, beginning with the year ending January 31, 2016, Mr. Sydney is eligible to earn an annual target bonus equal to up to $185,000 upon the achievement of certain performance targets, 20% of which will be tied to the achievement of company-wide goals, and the remaining 80% of which will be tied to the sales team meeting sales targets. Beginning with the year ending January 31, 2016, if our sales performance exceeds "target performance," Mr. Sydney also will be eligible to receive an additional "kicker" bonus equal to up to $50,000 (if we achieve at least 115% of target performance but not more than 125% of target performance), up to $100,000 (if we achieve at least 125% of target performance but not more than 150% of target performance) or up to $140,000 (if we achieve at least 150% of target performance). There will be no interpolation of performance between target levels. In addition, beginning with the year ending January 31, 2016, Mr. Sydney will be eligible to earn a monthly bonus equal to $.40 per newly activated HSA for which we act as sole custodian of account funds and are permitted to earn normal rates of return, excluding any HSAs acquired from third parties, calculated at the end of each month and payable in the month following the month in which the new HSA is activated. Any such monthly bonus payable to Mr. Sydney will reduce the amount of the annual bonus that he is otherwise eligible to earn for such fiscal year.

  Annual Bonus Plan

        Certain of our executive officers, including Mr. Kessler and Dr. Neeleman, were eligible to participate in the HealthEquity Executive Bonus Plan for Fiscal Year 2015, or the 2015 Executive Bonus Plan, pursuant to which each such executive officer was eligible to receive a bonus with respect to the year ended January 31, 2015, provided he or she remained employed with us through January 31, 2015 and, except as may be provided for in any individual employment agreement, he or she remain employed with us through the date the bonuses are paid for the year ended January 31, 2015. Bonus payments earned under the 2015 Executive Bonus Plan were paid in April 2015, after an independent audit of our financial statements for the year ended January 31, 2015 was completed.

        Each participant in the 2015 Executive Bonus Plan was eligible to earn a target bonus equal to a specified percentage of his or her base salary, and the actual bonus payable was based on the achievement of certain objectives set forth in our operating plan for the year, as approved by our board of directors, and achievement of certain individual and team goals.

        For the year ended January 31, 2015, our operating objectives and individual objectives and team goals were each given a weighting of 50%. However, notwithstanding other performance, the availability of an executive bonus pool was contingent on the operating objectives for each of revenue,

Adjusted EBITDA (excluding stock compensation expenses) and fiscal year-end assets under management, or AUM, first being met as set forth in the following table:

Operating objective (in millions)	Target achievement level ($)	Actual achievement level ($)
Revenue	82.4	87.9
Adjusted EBITDA (excluding stock compensation expenses)(1)	23.0	25.2
AUM(2)	2,102	2,362

(1)
See "Management's discussion and analysis of financial condition and results of operations—Key financial and operating metrics—Adjusted EBITDA" in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for more information as to how we define and calculate Adjusted EBITDA and for a reconciliation of net income, the most comparable measure under generally accepted accounting principles in the United States, or GAAP, to Adjusted EBITDA.

(2)
See "Management's discussion and analysis of financial condition and results of operations—Key financial and operating metrics—Assets under management" in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for more information as to how we define AUM.

        Based on the actual level of achievement of our 2015 operating objectives, the executive bonus pool was funded at 100%.

        The operating objectives under the 2015 Executive Bonus Plan were based on our attainment of results against the operating plan approved by our board of directors, based on revenue, Adjusted EBITDA (excluding stock compensation expenses), fiscal year end AUM objectives and Adjusted EBITDA per custodial account per month as set forth in the following table:

Operating objective (in millions except per account per month data)	Target achievement level ($)	Actual achievement level ($)
Revenue	82.4	87.9
Adjusted EBITDA (excluding stock compensation expenses)(1)	23.0	25.2
AUM(2)	2,102	2,362
Adjusted EBITDA per custodial account per month	1.92	1.93

(1)
See "Management's discussion and analysis of financial condition and results of operations—Key financial and operating metrics—Adjusted EBITDA" in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for more information as to how we define and calculate Adjusted EBITDA and for a reconciliation of net income, the most comparable GAAP measure, to Adjusted EBITDA.

(2)
See "Management's discussion and analysis of financial condition and results of operations—Key financial and operating metrics—Assets under management" in the Company's Annual Report on Form 10-K for the year ended January 31, 2015 for more information as to how we define AUM.

        Our 2015 individual and team goals were based on (i) whether the executive officer's team satisfied the performance goals and objectives for the year ended January 31, 2015 established by the executive officer and approved by our compensation committee with input from our President and Chief Executive Officer (other than with respect to his own performance) and (ii) how much the executive officer contributed to the success of that team's performance. For Mr. Kessler and

Dr. Neeleman, individual and whole-organization success were intertwined. Thus, individual performance was assessed based on factors including our revenue and Adjusted EBITDA during the period, the number of HSAs on our platform and AUM at the end of the period as compared to the end of the prior period, and our unit profitability, expressed as Adjusted EBITDA per custodial account per month. The assessment is inherently subjective and was made by our compensation committee at its sole discretion with input from our President and Chief Executive Officer (other than with respect to his own performance). As a result, notwithstanding the achievement of performance goals and objectives, an executive's actual bonus may have been less than the executive's target bonus.

        For the year ended January 31, 2015, Mr. Kessler was eligible to earn a target bonus under the 2015 Executive Bonus Plan equal to 75% of his base compensation, or $300,000, and he received a bonus of $300,000. Dr. Neeleman was eligible to earn a target bonus under the 2015 Executive Bonus Plan equal to 75% of base compensation, or $225,000, and he received a bonus of $225,000.

  Sales Incentive Plan

        During the year ended January 31, 2015, we maintained the HealthEquity Sales Incentive Plan for Fiscal Year 2015, or the Sales Incentive Plan, intended to reward sales team members for selling our products and services and contributing to our success and growth. Under the Sales Incentive Plan, each sales team member was assigned certain territories and sales objectives and was eligible to earn commissions based on the sale of (i) newly activated custodial or non-custodial accounts for which we act as sole custodian of account funds and are permitted to earn normal rates of return, and (ii) renewals of identified existing accounts, provided that no account was available for incentive compensation after the fourth renewal of such account. Certain participants were also eligible to earn incentives for one-time implementation and integration fees paid by new employers, health plan partners and other channel partners or new partner programs.

        Under the terms of the Sales Incentive Plan, Mr. Sydney was eligible to earn commissions based on the sales completed by the sales team members under his direct management. In particular, Mr. Sydney was eligible to earn $0.90 for each new "unit" sold by his direct reports. For purposes of Mr. Sydney's commissions, a "unit" was considered sold by his direct reports upon the activation or renewal of (i) one new HSA, (ii) five new reimbursement accounts, or RAs, (iii) five new balance protector accounts, or (iv) an incentive account with a value of $200. Certain sales goals were communicated to Mr. Sydney's direct reports, however, Mr. Sydney earned the $0.90 commission on each unit sold regardless of whether his direct reports achieved their individual or group targets. For the year ended January 31, 2015, Mr. Sydney earned a commission of $264,822.

        In addition, if Mr. Sydney's direct reports achieved each of their individual target sales objectives, Mr. Sydney would become part of the "Chairman's Club," which entitled him to an additional cash bonus of $10,000 and the opportunity to attend the Chairman's Club incentive event. The Chairman's Club incentive event has historically been held at an offsite location determined by us during the fiscal year following the fiscal year in which the bonuses are earned, to reward sales team members for exceeding their individual Chairman's Club target goals. During the year ended January 31, 2015, we decided to cancel the Chairman's Club incentive event and instead pay each eligible team member an additional $10,000 cash payment if they met the applicable sales targets. All of Mr. Sydney's direct reports earned their individual target sales objectives for the year ended January 31, 2015 and he was paid the additional $20,000 Chairman's Club bonus.

  Stock Plans, Health and Welfare Plans, and Retirement Plans

  Stock Plan

        In connection with our initial public offering in August 2014, we granted nonqualified options to purchase shares of our common stock to members of our management team, including each of our named executive officers, under our 2014 Equity Incentive Plan, or the 2014 Plan. The option grants to our named executive officers vest and become exercisable over a four and a half-year period subject to the optionholder's continued service with us and subject to our achieving certain performance goals based on annual growth in Adjusted EBITDA. Specifically, the options vest and become exercisable as follows: (i) 10% of the options vest upon attainment of at least $34.5 million in Adjusted EBITDA for the year ending January 31, 2016, (ii) 20% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 30% for the year ending January 31, 2017, (iii) 30% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 30% for the year ending January 31, 2018, and (iii) 40% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 25% for the year ending January 31, 2019.

        The number of options granted to each of our named executive officers in connection with our initial public offering is set forth in the table below:

Name	Common Stock underlying Options Granted in the year ended January 31, 2015 in connection with our Initial Public Offering
Jon Kessler	400,000
Stephen D. Neeleman, M.D.	200,000
Matthew Sydney	25,000

        In addition, in connection with Mr. Sydney's appointment as Executive Vice President, Sales and Marketing on November 1, 2014, we granted Mr. Sydney options to purchase 100,000 shares of our common stock, 50,000 of which vest ratably over four years on each anniversary of the effective date of his appointment and the remaining 50,000 of which vest over four and a half years subject to the attainment of the same performance criteria set forth above with respect to the options granted in connection with our initial public offering, in each case, subject to his continued employment with us through the applicable vesting date.

  Health and Welfare Plans

        Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability, health savings account and accidental death and dismemberment benefit plans, in each case on the same basis as all of our other employees. Mr. Kessler was not eligible to participate in our benefit plans while he served as an independent contractor prior to our initial public offering.

  Termination of Employment

        The new employment agreements with Mr. Kessler and Dr. Neeleman provide for certain payments in connection with certain terminations of employment. For a summary of these potential payments, please see "—Potential Payments Upon Termination or Change In Control" below. Mr. Sydney is not contractually entitled to any severance benefits in connection with a termination of his employment.

  Retirement Plan

        We sponsor a retirement plan intended to qualify for favorable tax treatment under Section 401(a) of the Code, containing a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Employees who have attained at least 21 years of age are generally eligible to participate in the plan on the first day of the calendar month following their respective dates of hire. Participants may make pre-tax contributions to the plan from their eligible earnings up to the statutorily prescribed annual limit on pre-tax contributions under the Code. Participants who are 50 years of age or older may contribute additional amounts based on the statutory limits for catch-up contributions. All employee and employer contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participant's directions. Pre-tax contributions by participants and contributions that we make to the plan and the income earned on those contributions are generally not taxable to participants until withdrawn, and all contributions are generally deductible by us when made. Participant contributions are held in trust as required by law. No minimum benefit is provided under the plan. An employee is 100% vested in his or her pre-tax deferrals when contributed and vests in employer contributions at a rate of 25% for each year of employment. The plan provides for a discretionary employer matching contribution and, for the year ended January 31, 2015, we made a contribution equal to 50% of a participant's 401(k) contributions, up to 4% of the participant's compensation through May 2014 and equal to 50% of a participant's 401(k) contributions, up to 6% of the participant's compensation thereafter.

Potential Payments Upon Termination or Change In Control

        The following summaries describe the potential payments and benefits that we would provide to our named executive officers in connection with a termination of employment and/or a change in control.

  Severance Benefits

        Pursuant to the terms of each of Mr. Kessler's and Dr. Neeleman's employment agreements, each executive is entitled to certain severance payments in connection with a qualifying termination of employment. Mr. Sydney is not contractually entitled to severance payments in connection with a termination of his employment. In the absence of an employment, severance or other agreement, we do not offer or have in place for our named executive officers any formal retirement, severance or similar compensation programs providing for additional benefits or payments in connection with a termination of employment, change in job responsibility or change in control (other than our contributory defined contribution plan). Under certain circumstances, a named executive officer without an employment, severance or other agreement may be offered severance benefits to be negotiated at the time of termination.

        Upon a termination of Mr. Kessler's or Dr. Neeleman's employment by us without "cause" (as defined in the applicable employment agreement) or by Mr. Kessler or Dr. Neeleman for "good reason" (as defined in the applicable employment agreement), in addition to any compensation that has been accrued or earned but not yet paid, subject to the execution of a general release of claims in favor of us and our affiliates, the executive would be entitled to: (i) continued payment of his then current annual base salary for 12 months following the termination date; (ii) subject to the achievement of the applicable performance conditions for such year, his annual bonus for the year in which the termination date occurs, pro-rated based on the number of days which elapsed in the applicable fiscal year through the date of termination, payable at such time annual bonuses are paid to our other senior executive officers; (iii) with respect to any options held by the executive as of the date of executive's termination, the ability to exercise such options until the earlier to occur of (a) the expiration date of such option and (b) the 12 month anniversary of the termination date; and (iv) subject to executive's election of COBRA continuation coverage, provided executive does not become eligible to receive comparable health benefits through a new employer, a monthly cash payment equal to the monthly COBRA premium cost for the 12 month period following the date of termination. In addition, upon a termination of Mr. Kessler's or Dr. Neeleman's employment due to death or disability, in addition to any accrued or earned but unpaid amounts, the executive (or the executive's estate or beneficiaries, as the case may be) would be entitled to, subject to the achievement of the applicable performance conditions for such year, his annual bonus for the year in which the termination date occurs, pro-rated based on the number of days which elapsed in the applicable fiscal year through the date of termination, payable at such time annual bonuses are paid to our other senior executive officers.

        Each of Mr. Kessler's and Dr. Neeleman's employment agreements subject each executive to customary confidentiality restrictions that apply during the executive's employment and indefinitely thereafter, and a covenant not to compete during the executive's employment, and for a period of 12 months thereafter (24 months in the event of a termination of the executive's employment by us for cause, due to disability or by the executive without good reason). In addition, each of Mr. Kessler and Dr. Neeleman are subject to a non-interference covenant while employed with us and for a period of 24 months thereafter. Generally, the non-compete provisions prevent the executives from engaging in consumer health care related businesses, including the business of acting as custodian or administrator for medical payment RAs, including, but not limited to, health savings accounts, flexible spending accounts and health reimbursement accounts or any other business activities in which we or any of our affiliates are engaged (or have committed plans to engage) during such executive's employment, and the non-interference covenant prevents the executive from soliciting or hiring our employees or those of our affiliates and from soliciting or inducing any of our customers, suppliers, licensees, or other business relations or those of our affiliates, to cease doing business with us, or reduce the amount of business conducted with us or our affiliates, or in any manner interfering with our relationship with such parties.

        Mr. Sydney is a party to a Team Member Confidentiality and Intellectual Property Transfer Agreement which subjects him to customary confidentiality restrictions that apply during his employment and indefinitely thereafter. Pursuant to the Team Member Confidentiality and Intellectual Property Transfer Agreement, Mr. Sydney is also subject to a covenant not to solicit our employees or customers while employed with us and for one year thereafter and a covenant not to compete with us while employed with us and for a period of six months thereafter if Mr. Sydney's employment is terminated by him for any reason or by us with "cause" (as defined in the agreement).

  Vesting of Outstanding Equity Awards

        Our named executive officers hold unvested options granted pursuant to our 2014 Plan and our 2005 Stock Plan. The 2014 Plan provides that in the event of a significant "corporate transaction," as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines. The 2005 Stock Plan provides that, upon the occurrence of a "change in control," as defined in the 2005 Stock Plan, 100% of all shares underlying outstanding awards granted under the plan will become vested. In addition, the 2005 Stock Plan provides that all outstanding options under the plans will become exercisable if (i) there is a change in control, (ii) the outstanding options do not remain outstanding following such change in control, (iii) the outstanding options are not assumed by the surviving corporation or parent, and (iv) the surviving corporation or its parent does not substitute the options for new options with substantially the same terms as the terminated options.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth outstanding equity awards to acquire shares of our common stock held by each of our named executive officers as of January 31, 2015.

			Options awards						Stock awards
Name	Grant date	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Equity incentive plan awards: number of securities underlying unexercised unearned options		Option exercise price(3) ($)	Option expiration date	Number of shares or units of stock that have not vested	Market Value of shares or units of stock that have not vested ($)	Incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Jon Kessler	3/26/09	400,000	—		—		0.10	3/26/19	—	—	—	—
	9/18/09	275,000	—		—		0.10	9/18/19	—	—	—	—
	9/18/09	70,000	—		—		0.10	9/18/19	—	—	—	—
	8/8/11	500,000	—		—		1.25	8/8/21	—	—	—	—
	7/30/14	—	—		400,000	(1)	14.00	7/14/24	—	—	—	—
Stephen D. Neeleman, M.D.	8/8/11	350,000	—				1.25	8/8/21	—	—	—	—
	7/30/14	—	—		200,000	(1)	14.00	7/14/24	—	—	—	—
Matthew Sydney	4/29/11	3,750	1,250	(2)	—		0.80	4/29/21	—	—	—	—
	7/30/14		—		25,000	(1)	14.00	7/30/24	—	—	—	—
	11/1/14		—		50,000	(1)	20.40	11/1/24	—	—	—	—
	11/1/14		50,000	(2)	—		20.40	11/1/24	—	—	—	—

(1)
These options vest and become exercisable upon the attainment of the following performance criteria: (i) 10% of the options vest upon attainment of at least $34.5 million in Adjusted EBITDA for the year ending January 31, 2016; (ii) 20% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 30% for the year ending January 31, 2017; (iii) 30% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 30% for the year ending January 31, 2018; and (iv) 40% of the options vest upon the attainment of an annual growth rate of Adjusted EBITDA per share of common stock of 25% for the year ending January 31, 2019.

(2)
These options vest and become exercisable on each of the first four anniversaries of the applicable grant date.

(3)
The option exercise price for grants made prior to our initial public offering reflect the adjustment approved by the board of directors for the previously declared cash dividend of $50,000,000 on shares of our common stock outstanding on the business day immediately prior to the closing date of our initial public offering (after giving effect to the conversion of all of our outstanding convertible preferred stock and redeemable convertible preferred stock into shares of common stock).

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 27, 2015 for:

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

  •
  each of our directors and nominees for director;

  •
  each of our named executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power of that security, or has the right to acquire beneficial ownership of that security within 60 days. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons named in the table below have or will have sole voting and investment power with respect to all shares of common stock shown that they beneficially own, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

        Our calculation of the percentage of beneficial ownership is based on 55,299,523 shares of common stock outstanding as of April 27, 2015.

        Common stock subject to stock options currently exercisable or exercisable within 60 days of April 27, 2015 is deemed to be outstanding for computing the percentage ownership of the person holding these options and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.

        Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o HealthEquity, Inc., 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020.

Name of Beneficial Owner	Number(1)	Percentage
5% Stockholders:
Berkley Capital Investors, L.P.(2)	15,394,150	27.8%
Financial Partners Fund I, L.P.(3)	4,031,468	7.3%
Directors and Executive Officers, including our Named Executive Officers:
Jon Kessler(4)	1,670,000	3.0%
Stephen D. Neeleman, M.D.(5)	1,867,285	3.4%
Frank A. Corvino(6)	7,500	*
Evelyn Dilsaver(7)	15,500	*
Michael O. Leavitt(8)	246,000	*
Frank T. Medici(9)	15,429,150	27.9%
Manu Rana(10)	4,083,968	7.4%
Ian Sacks(11)	438,417	*
Matthew Sydney(12)	40,100	*
All current directors and executive officers as a group (12 persons)(13)	24,497,920	44.3%

*
Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)
Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(2)
Berkley Capital, LLC is the general partner of Berkley Capital Investors, L.P. ("Berkley Capital"). Frank T. Medici is President of Berkley Capital, LLC and as such holds the sole voting and dispositive power over the shares held by Berkley Capital. Mr. Medici disclaims beneficial ownership of the shares held by Berkley Capital. The address of Berkley Capital is 475 Steamboat Road, Greenwich, CT 06830.

(3)
Napier Park Global Capital GP LLC ("GPLLC") is the general partner of Financial Partners Fund I, L.P. ("FPF"). GPLLC has delegated to Manu Rana, Steve Piaker and Daniel Kittredge the sole voting and dispositive power over the shares held by FPF. The address of FPF is 280 Park Avenue, 3rd Floor, New York, NY 10017.

(4)
Consists of 1,245,000 shares issuable upon exercise of outstanding stock options within 60 days of April 27, 2015.

(5)
Consists of (i) 948,814 shares held of record by Stephen D. Neeleman, M.D., (ii) 350,000 shares issuable upon exercise of outstanding options exercisable within 60 days of April 27, 2015, (iii) 68,471 shares held of record by Christine Neeleman and (iv) 500,000 shares held of record by Neeleman Family Holdings LLC, a Utah limited liability company ("Family Holdings"). Dr. Neeleman is the manager of Family Holdings and as such holds sole voting and dispositive power over the shares held of record by Family Holdings. Dr. Neeleman disclaims beneficial ownership of the shares held by Family Holdings except to the extent of his pecuniary interest therein.

(6)
Consists of 7,500 shares issuable upon exercise of outstanding options exercisable within 60 days of April 27, 2015.

(7)
Includes 7,500 shares issuable upon exercise of outstanding options exercisable within 60 days of April 27, 2015.

(8)
Consists of (i) 30,000 shares held of record by Michael O. Leavitt, (ii) 15,000 shares issuable upon exercise of outstanding options exercisable within 60 days of March 10, 2015, and (iii) 201,000 shares held of record by Third Chapter, Inc., an entity controlled by Michael O. Leavitt.

(9)
Consists of (i) 12,500 shares held of record by Frank T. Medici, (ii) 22,500 shares issuable upon exercise of outstanding options exercisable within 60 days of April 27, 2015, and (iii) 15,394,150 shares held of record by Berkley Capital. See note (2) above.

(10)
Consists of (i) 52,500 shares issuable upon exercise of outstanding stock options granted to Mr. Rana and exercisable within 60 days of April 27, 2015, and (ii) 4,031,468 shares held of record by FPF. See note (3) above.

(11)
Includes 15,000 shares issuable upon exercise of outstanding stock options exercisable within 60 days of April 27, 2015.

(12)
Consists of 5,000 shares issuable upon exercise of outstanding options exercisable within 60 days of April 27, 2015.

(13)
Consists of (i) 22,082,920 shares held by the current directors and executive officers and (ii) 2,415,000 shares issuable pursuant to stock options held by such persons that are exercisable within 60 days of April 27, 2015.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures for Transactions with Related Persons

        In connection with our August 2014 initial public offering, our board of directors adopted a formal written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related person transactions. Related persons include any executive officer, director, person who was serving as a director and/or executive officer at any time since the beginning of our last fiscal year, nominee for director, or holder of more than five percent of our common stock, or any of their immediate family members or affiliates. Related person transactions refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we or our subsidiaries were or are to be a participant, where the amount involved exceeds or is reasonably expected to exceed $120,000, and a related person had, has or will have a direct or indirect interest, other than publicly disclosed compensation arrangements with directors and executive officers, reimbursement of advances of business travel and expenses, certain transactions with other companies, certain charitable contributions, transactions where all shareholders receive proportional benefits and transactions involving competitive bids.

        The policy provides that for any transaction the General Counsel determines is a related person transaction, our audit committee or, in those instances in which the General Counsel, in consultation with the Chief Executive Officer or the Chief Financial Officer, determines that it is not practicable or desirable to wait until the next regularly scheduled audit committee meeting, the chair of the audit committee will consider all of the available facts and circumstances relevant to the transaction, including (if applicable) but not limited to: the benefits to us; in the event the related person is a director (or immediate family member of a director or an entity with which a director is a partner, stockholder, or executive officer), the impact that the transaction will have on a director's independence; whether any alternative transactions or sources for comparable services or products are available; the terms of the transaction; and the terms available to unrelated third parties or to associates generally. After considering all such facts and circumstances and evaluating all options available to us, including ratification, revision or termination of the related person transaction, our audit committee or the chair of the audit committee, as applicable, shall determine in good faith whether the related person transaction is in, or is not inconsistent with, our best interests.

        We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were or will be a party, in which:

  •
  the amounts involved exceeded or will exceed $120,000; and

  •
  any of our directors, nominees for director, executive officers or holders of more than 5% of our common stock, or any immediate family member or affiliate of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

        Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Amended and Restated Registration Rights Agreement

        In connection with our 2011 financing, we entered into an Amended and Restated Registration Rights Agreement pursuant to which certain stockholders, including Berkley Capital, FPF and Stephen D. Neeleman, M.D., have registration rights with respect to their Registrable Securities (as defined therein). Registration rights are not available to any stockholder to the extent (i) in the written opinion of company counsel, all of the Registrable Securities then owned by such stockholder could be sold in any 90-day period pursuant to Rule 144 or (ii) all of the Registrable Securities held by such stockholder have been sold in a registration pursuant to the Securities Act or pursuant to Rule 144.

        Demand rights.    At any time after six months following the effective date of our initial public offering, any holder or holders of Registrable Securities who in the aggregate hold more than 50% of the then—outstanding Registrable Securities will have the right to demand registration of all or a portion of such stockholder's Registrable Securities; provided, however, we will not be required to effect (i) more than two such registrations that have been declared effective and sales of the Registrable Securities have closed, (ii) any such registration in which the requesting stockholders propose to dispose of Registrable Securities having an aggregate price of less than $15,000,000 or (iii) any such registration in any jurisdiction in which we would be required to execute a general consent to service of process, unless we are already subject to service in such jurisdiction or as required by the Securities Act.

        Shelf registration.    Following our initial public offering, we must use commercially reasonable efforts to qualify for registration on Form S-3 for secondary sales. After we have qualified for the use of Form S-3, certain stockholders will have the right to an unlimited number of registrations on Form S-3 of such stockholder's Registrable Securities; provided, however, we will not be required to effect any such registration (i) unless the requesting stockholder proposes to dispose of Registrable Securities having an aggregate price of more than $5,000,000, (ii) within one hundred eighty (180) days of the effective date of the most recent registration pursuant to which such requesting stockholder could have been included or (iii) in any jurisdiction in which we would be required to execute a general consent to service of process, unless we are already subject to service in such jurisdiction or as required by the Securities Act.

        Piggyback rights.    Certain other stockholders have the right to elect to have included in any demand registration all or a portion of such stockholder's Registrable Securities. In the event that we propose to register any of our equity securities pursuant to a registration statement, certain stockholders will have the right to elect to have included in such registration all or a portion of such stockholder's Registrable Securities.

        Indemnification; expenses.    We have agreed to indemnify the holders of Registrable Securities (including each such holder's officers, directors, partners, members and each person who controls such person), and each underwriter, if any, and each person who controls any underwriter, against any claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement or omission of material fact (or alleged untrue statement or omission) contained in any registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, unless such liability arose from the applicable selling stockholder's misstatement or omission, and the applicable selling stockholder has agreed to indemnify us, any underwriters and the other stockholders against all losses caused by its misstatements or omissions. We will pay all registration expenses of all registrations under the registration rights agreement, subject to certain limits, and all selling expenses shall be borne by the stockholders participating in such registration pro rata on the basis of the number of their registered shares.

Indemnification Agreements

        We have also entered into indemnification agreements with our directors and certain of our executive officers. The indemnification agreements and our certificate of incorporation and by-laws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

 OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

        SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during the year ended January 31, 2015, all Section 16(a) filing requirements were satisfied on a timely basis.

Available Information

        Our financial statements for the year ended January 31, 2015 are included in our Annual Report on Form 10-K. This proxy statement and our annual report are posted on the Investor Relations section of our website at ir.HealthEquity.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to HealthEquity, Inc., Attention: Investor Relations, 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020.

Company Website

        We maintain a website at www.healthequity.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

* * *

        The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named on the enclosed proxy card will have discretion to vote the shares of common stock they represent in accordance with their own judgment on such matters.

        It is important that your shares of common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote over the Internet or by telephone as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS
Draper, Utah May 12, 2015

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Election of eight directors to serve until the 2016 annual meeting of stockholders or until their successors are duly elected and qualified: O Jon Kessler O Stephen D. Neeleman, M.D. O Frank A. Corvino O Evelyn Dilsaver O Michael O. Leavitt O Frank T. Medici O Manu Rana O Ian Sacks 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2016. 3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF HEALTHEQUITY, INC. June 24, 2015 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TElEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20830000000000000000 4 062415 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/19522/

0 14475 HEALTHEQUITY, INC. Proxy for Annual Meeting of Stockholders on June 24, 2015 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Jon Kessler and Frode Jensen, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of HealthEquity, Inc., to be held Wednesday, June 24, 2015 at 10:00 a.m. Mountain Time, at our headquarters, located at 15 W. Scenic Pointe Dr., Ste. 100, Draper, UT 84020, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1